Exhibit 10.55

FIRST AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT

This FIRST AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT (this “Agreement”) is made as of March [    ], 2010 by and among (i) Sensata Investment Company S.C.A., a société en commandite par actions organized under the laws of the Grand Duchy of Luxembourg (the “Company”), (ii) Sensata Technologies Holding N.V. (f/k/a Sensata Technologies Holding B.V.), a public limited liability company incorporated under the laws of the Netherlands (the “Dutchco”), (iii) Sensata Management Company S.A., a société anonyme organized under the laws of the Grand Duchy of Luxembourg (“Parent”), (iv) funds managed by Bain Capital Partners, LLC or its Affiliates that are listed on the signature pages hereto (collectively, “Bain”), (v) Asia Opportunity Fund II, L.P., an exempted limited partnership formed under the laws of the Cayman Islands (“AOF II”), and (vi) AOF II Employee Co-Invest Fund, L.P., an exempted limited partnership formed under the laws of the Cayman Islands (“AOF Employee Fund” and together with AOF II, “CCMPA”).

RECITALS

WHEREAS, in connection with the prior sale by Texas Instruments Incorporated, a Delaware corporation (“Seller”), and purchase by Sensata Technologies B.V., a private limited liability company organized under the laws of the Netherlands (“Buyer”), of the sensors and control business of Seller pursuant to that certain Asset and Stock Purchase Agreement, dated as of January 8, 2006, the Company, Dutchco, Parent, Bain and CCMPA entered into that certain Securityholders Agreement, dated as of April 27, 2006 (the “Prior Agreement”)

WHEREAS, Dutchco intends to make an initial public offering of its ordinary shares (the “Dutchco IPO”) pursuant to a registration statement on Form S-1 filed November 25, 2009, as amended.

WHEREAS, prior to the Dutchco IPO, the Company owns 99.99% of the outstanding securities of Dutchco (with the remainder held by certain employees of Luxco and its Subsidiaries), which in turn owns 100% of the outstanding securities of Sensata Intermediate Holding Company, B.V., which in turn owns 100% of the outstanding securities of Buyer;

WHEREAS, as of the date hereof, each of the Bain Holders and each of the CCMPA Holders owns the number and class of Securities set forth opposite its name on the “Schedule of Holders” attached hereto in its capacity as a limited securityholder of the Company;

WHEREAS, Parent is the manager and unlimited securityholder of the Company; and

WHEREAS, in connection with the Dutchco IPO, the Company, Dutchco, Parent, Bain and CCMPA desire to amend and restate the Prior Agreement, and have so approved an amendment and restatement by executing this Agreement. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Section 9 hereof.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1. [Intentionally Omitted]

2. Rights to Participate in Sales by Bain Holders.

(a) “Tag-Along” Rights in Private Sales by Bain Holders.

(i) In connection with any Bain Holder’s proposed Transfer of Bain Securities, other than in an Exempt Transfer, each CCMPA Holder will have the right and option, but not the obligation (except in respect of an Approved Sale as set forth in Section 3) to participate in such Transfer as set forth in this Section 2(a).

(ii) The Bain Holder proposing to Transfer Bain Securities (the “Transferring Holder”) will deliver, or cause to be delivered, to the CCMPA Holders a written notice (a “Transfer Notice”) specifying in reasonable detail the identity of the prospective transferee(s), the number and type of Securities to be Transferred, and the price and other terms and conditions of the proposed Transfer. Each CCMPA Holder may elect to participate in the proposed Transfer by delivering written notice (the “Tag-Along Notice”) to the Transferring Holder within 20 days after delivery of the Transfer Notice (the “Tag-Along Notice Period”). Any CCMPA Holder who does not deliver the Tag-Along Notice to the Transferring Holder within the Tag-Along Notice Period shall be deemed to have waived all of such holder’s rights to participate in such Transfer. The closing of any transaction contemplated by this Section 2(a) shall not occur on any date that is earlier than the expiration of the Tag-Along Notice Period.

(iii) If any CCMPA Holders have elected to participate in such Transfer, each such participating CCMPA Holder will be entitled to sell in the contemplated Transfer, at the same price and on the same terms as the Transferring Holder, a number of each class of Securities being transferred equal to such CCMPA Holder’s Pro Rata Share of such class of Securities, and the Transferring Holder shall cause the prospective purchaser to agree to acquire all Securities (up to each CCMPA Holder’s Pro Rata Share of each class) identified in a Tag-Along Notice timely given to the Transferring Holder, upon the same terms and conditions as applicable to the Transferring Holder’s Securities. If any Person participating in such Transfer elects to Transfer less than their Pro Rata Share, the shares which such Person had the right, but did not elect, to Transfer will be reoffered on the same terms and conditions to the Persons participating in such Transfer who elected to Transfer their full Pro Rata Share (pro rata among such Persons based on their respective Pro Rata Shares), and so on until the Persons participating in such Transfer have elected to Transfer all shares to be sold in the contemplated Transfer. In the event that the Transferring Holder intends to Transfer more than one class of Securities, the Transferring Holder may require that each CCMPA Holder participating in such Transfer, as a condition to such participation, be required to sell in the contemplated Transfer an equivalent portion of all such classes of Securities.

(iv) If any CCMPA Holder elects to participate in such Transfer, such CCMPA Holder shall (A) execute and deliver (or cause to be executed and delivered) any purchase agreement or other documentation required by the Transferring Holder to consummate the Transfer, which purchase agreement and other documentation shall be on terms substantially identical to those executed by the Transferring Holder (including (1) joining on a pro rata basis (whether by purchase price adjustment, indemnity payments or otherwise) in any representations, warranties, covenants and agreements in respect of the Company and its Subsidiaries, and (2) making on a several basis individual representations and warranties as to such CCMPA Holder’s valid ownership of such CCMPA Holder’s Securities, free of all liens and encumbrances or adverse claims, enforceability against such CCMPA Holder, and each CCMPA Holder’s authority, power and right to enter into and consummate agreements relating to such Transfer without violating applicable law or any other agreement), (B) at the closing of the Transfer, deliver to the proposed transferee(s) the certificate or certificates representing the Securities to be sold in such Transfer by such CCMPA Holder, duly endorsed for transfer, against receipt of the purchase price thereof, and (C) take or cause to be taken all such reasonable and customary actions in connection with the consummation of such Transfer as are requested by the Transferring Holder, including executing, acknowledging, and delivering consents, assignments, waivers, and other documents or instruments; furnishing information and copies of documents; and filing applications, reports, returns, filings, and other documents or instruments with governmental authorities.

(v) It shall be a condition to the right of the Transferring Holder to complete any such sale that (A) any Securities validly requested to be included in any Tag-Along Notice timely delivered in connection with such proposed Transfer be Transferred on economic terms and conditions at least as favorable as the economic terms and conditions on which the Transferring Holder Transfers its Securities of the same class and (B) such Transfer be completed on other terms not materially different than the terms of such Transfer set forth in the Transfer Notice. In the event the conditions set forth in clauses (A) and (B) above are not satisfied, the Transferring Holder shall be obligated to comply with the provisions of this Section 2 as if such proposed Transfer was an entirely new and separate transaction, except that for such reoffer the Tag Along Notice Period will be only 10 days.

(vi) If, at any time following the Dutchco IPO, the Company distributes securities of the Dutchco to the holders of the Company’s Securities, the Company shall either (A) ensure that the Dutchco has in effect organizational documents which permit transfers of Dutchco securities pursuant to this Section 2(a) without the approval of the management board of the Dutchco or (B) cause the management board of the Dutchco to approve any transfer by a CCMPA Holder pursuant to this Section 2(a).

(vii) The Company shall bear all reasonable out-of-pocket costs of any Transfer pursuant to this Section 2(a) (whether or not consummated) incurred by the Transferring Holder and each other Person participating in any such Transfer (including the reasonable fees and expenses of legal counsel to the Company and the Bain Holders and of a single legal counsel selected by the CCMPA Holders to represent them as a group (with any additional legal costs incurred by the CCMPA Holders to be borne by such CCMPA Holders)).

(b) “Piggyback” Registration Rights in Company Registered Offerings of Bain Securities.

(i) Whenever the Company proposes to register any Bain Securities under the Securities Act (or any similar listed offering under applicable securities laws of a jurisdiction outside the United States) (a “Piggyback Registration”), then the Company will deliver, or cause to be delivered, to the CCMPA Holders a written notice (a “Registration Notice”), specifying the approximate number of Bain Securities to be registered and the anticipated per share price range for the offering.

(ii) Each CCMPA Holder may elect to participate in the proposed Piggyback Registration by delivering written notice to the Company within 20 days after delivery of the Registration Notice. Any CCMPA Holder who does not deliver written notice of its election to participate to the Company within 20 days after delivery of the Registration Notice shall be deemed to have waived all of such holder’s rights to participate in such Transfer.

(iii) If any CCMPA Holders have elected to participate in such Piggyback Registration, then (subject to the cutback provisions set forth in clause (iv) below) each such participating CCMPA Holder will be entitled to include in such Piggyback Registration, at the same price and on the same terms as the Bain Holders, a number of each class of Securities being offered equal to such CCMPA Holder’s Pro Rata Share of the Securities of such class as are proposed to be included by the Bain Holders in such registration.

(iv) In any underwritten registration, if the managing underwriters advise the Company that in their opinion the total number of Securities requested or proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then each Bain Holder and CCMPA Holder participating in such registration shall be entitled to include in the proposed registration such Holder’s Pro Rata Share of the total number of each class of Securities that in the opinion of the managing underwriters can be sold by the Bain Holders and the CCMPA Holders, in the aggregate, without adversely affecting the marketability of the offering.

(v) The Company shall take all actions necessary to effectuate the transactions contemplated by this Section 2(b). All expenses incident to the Company’s registration of securities in any Piggyback Registration, including all registration, qualification, filing, and listing fees, fees and expenses of compliance with applicable securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company, will be paid by the Company in respect of each Piggyback Registration, whether or not it has become effective, including that the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed. In addition, the Company will pay, and reimburse the CCMPA Holders covered by such registration for payment of, the reasonable fees and disbursements of one counsel chosen by the CCMPA Holders incurred in connection with any Piggyback Registration, whether or not it has become effective.

(vi) If any CCMPA Holder elects to participate in a Piggyback Registration, such holder shall (A) agree to sell such holder’s Securities on the basis provided in any underwriting arrangements approved by the Parent Board; (B) complete, execute and deliver (or cause to be completed, executed and delivered) any questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of the underwriting arrangements or by the Bain Holders to consummate such registration, which documentation shall be on terms substantially identical to those executed by the Bain Holders; (C) provide in writing such information and affidavits as requested by the Company in connection with any registration statement or prospectus relating to such offering; and (D) take or cause to be taken all such reasonable and customary actions in connection with the consummation of such registration as are requested by the Bain Holders, including executing, acknowledging, and delivering consents, assignments, waivers, and other documents or instruments; furnishing information and copies of documents; and filing applications, reports, returns, filings, and other documents or instruments with governmental authorities; provided that (1) no CCMPA Holder shall be liable in respect of the registration statement filed in connection with such offering for amounts in excess of the net proceeds received by such CCMPA Holder in such offering and (2) no CCMPA Holder shall be required to provide any indemnity for any information contained in the registration statement filed in connection with such offering, except for written materials provided by such CCMPA Holder for the express inclusion in such registration statement.

(c) “Piggyback” Registration Rights in Dutchco Registered Offerings of Bain Securities.

(i) If at any time following the Dutchco IPO, the Company distributes Dutchco’s Securities to the holders of the Company’s Securities (whether in liquidation of the Company, dividend or otherwise), and Dutchco proposes to register any Bain Securities under the Securities Act (or any similar listed offering under applicable securities laws of a jurisdiction outside the United States) (a “Dutchco Piggyback Registration”), then Dutchco will deliver, or cause to be delivered, to the CCMPA Holders a written notice (a “Dutchco Registration Notice”), specifying the approximate number of Bain Securities to be registered and the anticipated per share price range for the offering.

(ii) Each CCMPA Holder may elect to participate in the proposed Dutchco Piggyback Registration by delivering written notice to Dutchco within 20 days after delivery of the Dutchco Registration Notice. Any CCMPA Holder who does not deliver written notice of its election to participate to Dutchco within 20 days after delivery of the Dutchco Registration Notice shall be deemed to have waived all of such holder’s rights to participate in such Transfer.

(iii) If any CCMPA Holders have elected to participate in such Dutchco Piggyback Registration, then (subject to the cutback provisions set forth in clause (iv) below) each such participating CCMPA Holder will be entitled to include in such Dutchco Piggyback Registration, at the same price and on the same terms as the Bain Holders, a number of each class of Securities being offered equal to such CCMPA Holder’s Pro Rata Share of the Securities of such class as are proposed to be included by the Bain Holders in such registration.

(iv) In any underwritten registration, if the managing underwriters advise Dutchco that in their opinion the total number of Securities requested or proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then each Bain Holder and CCMPA Holder participating in such registration shall be entitled to include in the proposed registration such Holder’s Pro Rata Share of the total number of each class of Securities that in the opinion of the managing underwriters can be sold by the Bain Holders and the CCMPA Holders, in the aggregate, without adversely affecting the marketability of the offering.

(v) Dutchco shall take all actions necessary to effectuate the transactions contemplated by this Section 2(c). All expenses incident to Dutchco’s registration of securities in any Dutchco Piggyback Registration, including all registration, qualification, filing, and listing fees, fees and expenses of compliance with applicable securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Dutchco and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by Dutchco, will be paid by Dutchco in respect of each Dutchco Piggyback Registration, whether or not it has become effective, including that Dutchco will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or automated quotation system on which similar securities issued by Dutchco are then listed. In addition, Dutchco will pay, and reimburse the CCMPA Holders covered by such registration for payment of, the reasonable fees and disbursements of one counsel chosen by the CCMPA Holders incurred in connection with any Dutchco Piggyback Registration, whether or not it has become effective.

(vi) If any CCMPA Holder elects to participate in a Dutchco Piggyback Registration, such holder shall (A) agree to sell such holder’s Securities on the basis provided in any underwriting arrangements approved by the Dutchco Board; (B) complete, execute and deliver (or cause to be completed, executed and delivered) any questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of the underwriting arrangements or by the Bain Holders to consummate such registration, which documentation shall be on terms substantially identical to those executed by the Bain Holders; (C) provide in writing such information and affidavits as requested by Dutchco in connection with any registration statement or prospectus relating to such offering; and (D) take or cause to be taken all such reasonable and customary actions in connection with the consummation of such registration as are requested by the Bain Holders, including executing, acknowledging, and delivering consents, assignments, waivers, and other documents or instruments; furnishing information and copies of documents; and filing applications, reports, returns, filings, and other documents or instruments with governmental authorities; provided that (1) no CCMPA Holder shall be liable in respect of the registration statement filed in connection with such offering for amounts in excess of the net proceeds received by such CCMPA Holder in such offering and (2) no CCMPA Holder shall be required to provide any indemnity for any information contained in the registration statement filed in connection with such offering, except for written materials provided by such CCMPA Holder for the express inclusion in such registration statement.

(vii) If there is a Public Offering of the securities of any Subsidiary of the Company other than Dutchco, the Company shall cause such Subsidiary to enter into a registration rights agreement with the parties hereto having terms substantially the same (in respect of such Subsidiary) as are applicable to the Company and Dutchco in this Section 2.

(d) Term. The provisions of Section 2(b) and 2(c) shall terminate and be of no further force and effect at such time as all Securities held by the CCMPA Holders become eligible for sale under Rule 144 under the Securities Act in a single transaction by the CCMPA Holders without any applicable volume restrictions.

3. “Drag Along” in an Approved Sale.

(a) If the Bain Holders request (i) a Transfer of a majority of the assets of the Dutchco and its Subsidiaries (determined on a consolidated basis) to any Independent Third Party or group of Independent Third Parties, (ii) a Transfer of a majority of the Company’s outstanding Fully Diluted Ordinary Shares (whether by merger (including one in which the Company is the surviving entity), recapitalization, consolidation, reorganization, combination or otherwise) to any Independent Third Party or group of Independent Third Parties, or (iii) a Transfer of a majority of the Dutchco’s outstanding ordinary shares (determined on a fully diluted basis) (whether by merger (including one in which the Dutchco is the surviving entity), recapitalization, consolidation, reorganization, combination or otherwise) to any Independent Third Party or group of Independent Third Parties (each an “Approved Sale”), each CCMPA Holder shall vote for, consent to and raise no objections against such Approved Sale.

(b) If the Approved Sale is structured as (i) a merger (including one in which the Company is the surviving corporation) or consolidation, each CCMPA Holder will waive any dissenter’s rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a Transfer of Securities (including by recapitalization, consolidation, reorganization, combination or otherwise), each CCMPA Holder will agree to sell its Pro Rata Share of each class of Securities to be sold in such Transfer, at the same price and on the same terms and conditions as apply to the Bain Holders in such transaction.

(c) In connection with any Approved Sale, each CCMPA Holder participating in such sale shall (A) prior to closing of the proposed Transfer, execute and deliver (or cause to be executed and delivered) any purchase agreement or other documentation required by the Bain Holders to consummate the Transfer (including all legal opinions, cross-receipts, and certificates), which purchase agreement and other documentation shall be on terms substantially identical to those executed by the Bain Holders (including (1) joining on a pro rata basis (whether by purchase price adjustment, indemnity payments or otherwise) in any representations, warranties, covenants and agreements in respect of the Company and its Subsidiaries, and (2) making on a several basis individual representations and warranties as to such CCMPA Holder’s valid ownership of such CCMPA Holder’s Securities, free of all liens and encumbrances or adverse claims, enforceability against such CCMPA Holder, and each CCMPA Holder’s authority, power and right to enter into and consummate agreements relating to such Transfer without violating applicable law or any other agreement), (B) at the closing of the Transfer, deliver to the proposed transferee(s) the certificate or certificates representing the Securities to be sold in such Transfer by such CCMPA Holder, duly endorsed for transfer with signatures guaranteed, against receipt of the purchase price thereof, and (C) take all such other reasonable and customary actions in connection with the consummation of the Approved Sale as are requested by the Bain Holders, including executing, acknowledging, and delivering consents, assignments, waivers, and other documents or instruments; furnishing information and copies of documents; and filing applications, reports, returns, filings, and other documents or instruments with governmental authorities.

(d) The obligations of the CCMPA Holders to participate in any Approved Sale pursuant to this Section 3 are subject to the satisfaction of the following condition: if the Bain Holders are given an option as to the form and amount of consideration to be received with respect to Securities in a class or series, all CCMPA Holders of Securities of such class or series will be given the same option.

(e) If a CCMPA Holder receives its proportionate share of the purchase price from an Approved Sale, then, notwithstanding any failure by such holder to deliver certificates representing the Securities to be Transferred as required by this Section 3, such CCMPA Holder shall, upon receipt of such purchase price, have no voting rights, shall not be entitled to any dividends or distributions, and shall have no other rights or privileges granted to holders of Securities under applicable law or this Agreement after the date of the Approved Sale with respect to the Securities to be Transferred in such Approved Sale.

(f) The Company shall bear all reasonable out-of-pocket costs of any Transfer pursuant to this Section 3 (whether or not consummated) incurred by the Bain Holders and each other Person participating in any such Transfer (including the reasonable fees and expenses of legal counsel to the Company and the Bain Holders and of a single legal counsel selected by the CCMPA Holders to represent them as a group (with any additional legal costs incurred by the CCMPA Holders to be borne by such CCMPA Holders)).

(g) In the event that both Section 2 and Section 3 apply to a single transaction, the “drag along” rights set forth in this Section 3 will have priority over the “tag along” rights set forth in Section 2 above, and the “tag along” rights set forth in Section 2 will become exercisable by the CCMPA Holders following a determination by the Bain Holders not to exercise their rights under this Section 3.

4. [Intentionally Omitted]

5. Information Rights.

(a) So long as CCMPA and its Affiliates own in the aggregate at least 50% of the Fully Diluted Ordinary Shares held by CCMPA and its Affiliates as of the date of the Prior Agreement (as appropriately adjusted for securities splits, securities dividends, securities combinations, recapitalizations, and similar transactions), CCMPA shall have the right to visit and inspect, during normal business hours upon reasonable advance notice to the Company and without unreasonably interfering with the Company’s and its Subsidiaries’ normal business operations, such of the Company’s and its Subsidiaries’ assets, records, files and other information as it may reasonably request (and make copies of such records) and to meet with the Company’s and its Subsidiaries’ officers and other management personnel to obtain in the ordinary course such customary information regarding the Company and its Subsidiaries, and their respective businesses and prospects, as it may reasonably request.

(b) [Intentionally Omitted]

(c) Each CCMPA Holder acknowledges that the information, observations and data obtained by it concerning the business and affairs of the Company and its Subsidiaries and Affiliates are the property of the Company or such Subsidiaries and Affiliates, including information concerning acquisition opportunities in or reasonably related to the Company’s and its Subsidiaries’ business or industry of which any CCMPA Holder may become aware. Therefore, each CCMPA Holder agrees that it will hold all such information, observations, and data in strictest confidence and not disclose to any Person or use for its own account any of such information, observations or data without the Parent Board’s express written consent, unless and to the extent that the aforementioned matters (i) become generally known to and available for use by the public other than as a result of the acts or omissions to act of any CCMPA Holder or (ii) is required to be disclosed pursuant to any applicable law, court order or administrative or judicial subpoena (in which case such holder shall give prompt advance notice to the Company of such required disclosure, and cooperate with the Company in seeking a protective order or other appropriate safeguard of confidentiality). In addition, the CCMPA holders agree not to purchase or sell any equity or debt securities of the Company unless such purchase or sale complies with the Securities Act and the rules and regulations thereunder and any other applicable state or foreign securities laws.

6. Public Offering.

(a) Approval. If at any time the Parent Board or the Dutchco Board, as applicable, approves a Public Offering, each CCMPA Holder shall vote for and consent to (to the extent it has any voting or consent right and subject to applicable law) and raise no objections against such Public Offering, and shall take all reasonable actions in connection with the consummation of such Public Offering as requested by the Parent Board or the Dutchco Board, as applicable; provided that (i) no CCMPA Holder shall be liable in respect of the registration statement filed in connection with such offering for amounts in excess of the net proceeds received by such CCMPA Holder in such offering and (ii) no CCMPA Holder shall be required to provide any indemnity for any information contained in the registration statement filed in connection with such offering, except for written materials provided by such CCMPA Holder for the express inclusion in such registration statement.

(b) Reorganization. In connection with any Public Offering of the Company subject to this Section 6, each CCMPA Holder shall agree to effectuate such Public Offering as follows:

(i) If the Parent Board and the managing underwriters agree that it will be more beneficial to either the Bain Holders or the Public Offering to effect the Public Offering using a public company vehicle (the “Newco”) organized under the laws of the Grand Duchy of Luxembourg, the Company shall be converted into a société anonyme (public company with limited liability or S.A.) under the laws of the Grand Duchy of Luxembourg, and the Securities held by all holders will be reclassified as described below into the securities of Newco to be offered in such Public Offering (the “Newco Common”); or

(ii) If the Parent Board and the managing underwriters agree that it will be more beneficial to either the Bain Holders or the Public Offering to effect the Public Offering using a Newco or a Subsidiary organized under the laws of another jurisdiction, the Company shall form or, if applicable, reorganize or recapitalize such entity, and the CCMPA Holders shall, if requested by the Parent Board, contribute all of their Securities to such Newco or Subsidiary in exchange for common stock in Newco or the relevant Subsidiary having the same rights, preferences and designations as the common stock in Newco or the relevant Subsidiary received by the Bain Holders in exchange for contributing the same type of Securities as the CCMPA Holders in connection with such reorganization or recapitalization; provided, however, that if the PECs or CPECs are to be paid off in cash in connection with the Public Offering, then, if the Parent Board shall request, they shall be contributed in exchange for such other Newco securities to achieve a tax efficient result as determined by the Parent Board.

The Newco Common issued to the holders of Securities shall be allocated among such holders so that, immediately after such exchange, each such holder of Securities holds Newco Common having an aggregate value (based on the Public Offering price to the public) equal to the amount which such holder of Securities would have received if, immediately prior to such exchange, the Company had distributed to the holders of Securities an aggregate amount equal to the Implicit Pre-IPO Value of the Newco Common in a complete liquidation pursuant to the rights and preferences set out in the Company’s Articles and in the Terms and Conditions of the CPECs and the PECs (in the form attached to the Company’s Articles) immediately prior to such exchange. Shares of Newco Common shall be allocated among such holders as determined by the rights and preferences set out in the Company’s Articles and the Terms and Conditions of the CPECs and PECs. Any such reorganization or domestication shall be consummated in a manner intended to minimize transaction costs and tax liabilities for the Company and the holders of Securities. Bain agrees to consult in good faith with (but will not require the approval of) CCMPA in connection with implementing any such reorganization or domestication in a manner that is consistent with the preceding sentence.

(c) Waiver. Without limiting the generality of the foregoing, each CCMPA Holder hereby waives any dissenter’s rights, appraisal rights or similar rights in connection with any recapitalization, reorganization and/or exchange pursuant to this Section 6.

(d) Subsidiary Public Offering. If there is a Public Offering of the securities of any Subsidiary of the Company (including the Dutchco IPO), and after such Public Offering the Company distributes securities of such Subsidiary to the holders of the Company’s Securities (whether in liquidation of the Company, dividend or otherwise), such distributed securities shall be deemed to be Securities for purposes of this Agreement and each holder of the Company’s Securities shall be bound by and entitled to the benefits of the terms and conditions of this Agreement in respect of such distributed securities in the same manner as the Company’s Securities held by such holder.

7. Transfer Restrictions.

(a) Each CCMPA Holder understands and agrees that any Securities issued to or held by such holder on the date hereof have not been registered under the Securities Act or under any state securities laws or the securities laws of any country. No CCMPA Holder shall Transfer any CCMPA Securities (or solicit any offers in respect of any Transfer of such Securities), except in compliance with the Securities Act, and any applicable state or national or foreign securities laws and any restrictions on Transfer contained in this Agreement.

(b) In addition to the foregoing, no CCMPA Holder shall Transfer any CCMPA Securities to any Person at any time, other than in connection with (i) participation in a sale by Bain Holders pursuant to the terms of Section 2, (ii) an Approved Sale in accordance with Section 3, (iii) a Public Sale, or (iv) an Exempt Transfer.

(c) Each certificate evidencing Bain Securities and CCMPA Securities and each certificate issued in exchange for or upon the transfer of any Bain Securities and/or CCMPA Securities (if such securities remain Bain Securities and/or CCMPA Securities as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form until such time as such Securities represented thereby are no longer subject to the provisions hereof:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A FIRST AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT DATED AS OF MARCH [    ], 2010 AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S SECURITYHOLDERS, AS MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH SECURITYHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

The Company shall imprint such legend on certificates evidencing Bain Securities and CCMPA Securities outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing shares in connection with a transfer of such shares where, immediately after such transfer, such shares cease to be Bain Securities or CCMPA Securities, as the case may be, in accordance with the terms hereof.

(d) No CCMPA Holder shall effect any Transfer of any CCMPA Securities or any other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) the seven days prior to and the 180-day period beginning on the effective date of an initial Public Offering and (ii) the seven days prior to and the 90-day period beginning on the effective date of any Public Offering other than an initial Public Offering, except as part of any such offering or unless the underwriters managing the registration of any such offering otherwise agree; it being understood that the CCMPA Holders will not be subject to a longer lock-up than the Bain Holders.

(e) Any Transfer or attempted Transfer of any Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Securities as the owner thereof for any purpose.

8. Consent Rights. So long as CCMPA and its Affiliates own in the aggregate at least 50% of the Fully Diluted Ordinary Shares held by CCMPA and its Affiliates as of the date of the Prior Agreement (as appropriately adjusted for securities splits, securities dividends, securities combinations, recapitalizations, and similar transactions), without the prior written consent of CCMPA:

(a) except for matters of the type addressed by (b) or (c) below, neither Parent nor the Company will, nor will they permit any of their Subsidiaries to, at any time after the date hereof,

enter into, make, or modify any transaction, contract, or agreement with the Bain Holders or any of their Affiliates (an “Affiliate Transaction”) unless such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Subsidiary than those that would be obtained in a comparable transaction with a bona fide third party on an arm’s length basis; provided that the term “Affiliate Transaction” shall not include this Agreement or the Advisory Agreement dated as of the date hereof among the Company (or any of its Affiliates), an Affiliate of the Bain Holders, an Affiliate of the CCMPA Holders, and any other parties thereto (as the terms of such agreements are in effect as of the date hereof);

(b) the Company will not make any amendment to its Articles or other organizational documents (including in connection with a reorganization pursuant to Section 6 hereof), or, after a distribution of Dutchco securities to the holders of the Company’s Securities, any amendment to the organizational documents of the Dutchco, which amendment would change any of the terms, conditions, rights, or preferences of the CCMPA Securities (including any Dutchco securities held by the CCMPA Holders) in any manner different from the terms, conditions, rights, and preferences of the Bain Securities (including any Dutchco securities held by the Bain Holders) (and Bain agrees to consult in good faith with (but will not require the approval of) CCMPA in connection with effecting any other amendment to such organizational documents); and

(c) neither Parent nor the Company shall declare (i) any dividend and/or distribution in respect of any Securities or the Management Share (as described in the Company’s Articles) or (ii) any redemption or other repurchase of any Securities or the Management Share (other than redemptions or other repurchases of Securities of employees of the Company and its Subsidiaries in the normal course of business upon or after termination of employment pursuant to arrangements approved by the Board), in each case unless such actions are consummated on a pro rata basis amongst the holders thereof in accordance with the distribution mechanics set forth in its organizational documents.

9. Definitions.

“Affiliate” shall mean, with respect to any Person, any other Person controlling, controlled by or under common control with the Person and, in the case of a Person which is a partnership, any general partner of the Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

“Articles” means the Company’s Articles of Association as amended from time to time in accordance with their terms.

“Bain Holder” means any holder of Bain Securities.

“Bain Securities” means any Securities acquired by Bain or its Affiliates and any equity securities issued or issuable directly or indirectly with respect to such Securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or upon conversion thereof. Any particular securities constituting Bain Securities that are Transferred in compliance with the provisions of this Agreement shall continue to constitute Bain Securities in the hands of any such transferee; provided that such securities will cease to be Bain Securities only when they have been Transferred by a Bain Holder pursuant to clause (b) or (c) of the definition of Exempt Transfer or in compliance with Section 2 or Section 3.

“Business Day” means any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by law to be closed in the State of New York.

“CCMPA Holder” means any holder of CCMPA Securities.

“CCMPA Securities” means any Securities acquired by CCMPA or its Affiliates and any equity securities issued or issuable directly or indirectly with respect to such Securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or upon conversion thereof. Any particular securities constituting CCMPA Securities that are Transferred in compliance with the provisions of this Agreement shall continue to constitute CCMPA Securities in the hands of any such transferee; provided that such securities will cease to be CCMPA Securities only when they have been (i) Transferred in a Public Sale, (ii) Transferred pursuant to clause (c) of the definition of Exempt Transfer, or (iii) Transfers in accordance with Section 2 or 3.

“Change in Control” means (a) any transaction or series of related transactions in which Bain (whether by merger, sale of securities, recapitalization, or reorganization) disposes of or sells more than 50% of the total voting power or economic interest in the Company to one or more Independent Third Parties, (b) any transaction or series of related transactions in which the Company (whether by merger, sale of securities, recapitalization, or reorganization) disposes of or sells more than 50% of the total voting power or economic interest in the Dutchco to one or more Independent Third Parties, and (c) a sale or disposition of all or substantially all of the assets of the Dutchco and its Subsidiaries on a consolidated basis; provided that, in the case of clauses (a) and (b) above, such transaction shall only constitute a Change in Control if it results in Bain ceasing to have the power (whether by ownership of voting securities, contractual right or otherwise), collectively, to elect a majority of the Parent Board or the Dutchco Board, respectively.

“CPECs” means the convertible preferred equity certificates, par value €1.25 per certificate, issued by the Company, and, if applicable, any additional series of convertible preferred equity certificates duly authorized and issued by the Company from time to time.

“Dutchco Board” means the management board of the Dutchco.

“Exempt Issuance” means any issuance of securities (a) in a Public Offering, (b) in an Approved Sale, (c) to employees of the Company or any of its Subsidiaries pursuant to a management equity plan approved by the Parent Board or the Dutchco Board for compensation purposes, (d) to an individual serving on the Parent Board or the Dutchco Board pursuant to an equity plan approved by the Parent Board or the Dutchco Board, as applicable, for compensation purposes, (e) upon conversion or exercise of, or in exchange for, any securities of the Company or the Dutchco or any options or other rights to acquire securities of the Company or the Dutchco

(so long as such securities were not issued in violation of this Agreement), (f) as a pro rata distribution with respect to any class of the Company’s or the Dutchco’s outstanding securities, or (g) pursuant to any securities split, securities dividend, securities combination, recapitalization or similar transaction that affects all equityholders or holders of any class of securities proportionately.

“Exempt Transfer” means, (a) a Transfer by a Bain Holder or a CCMPA Holder to any of such holder’s Affiliates (other than a Transfer pursuant to clause (c) of this definition), (b) a Transfer by a Bain Holder in a Public Sale, (c) after a Public Offering, a Transfer by a Bain Holder or a CCMPA Holder to its partners or members in the form of dividends or distributions (whether upon liquidation or otherwise) and any subsequent sales by such partners or members, and (d) a Transfer by a CCMPA Holder to any Person with the prior written approval of Bain; provided that in the case of clauses (a) and (d) above, the transferee thereof shall have agreed, prior to such Transfer, to be bound by the provisions of this Agreement with respect to the transferred Securities by executing and delivering to the Company a counterpart of this Agreement.

“Fully Diluted Ordinary Shares” means, at any time, the aggregate Ordinary Shares then outstanding, assuming the conversion of all CPECs or other securities convertible into or exchangeable for Ordinary Shares, and the exercise of any and all in-the-money options, warrants, or other rights to purchase or acquire Ordinary Shares or CPECs.

“Holder” means any holder of Securities.

“Implicit Pre-IPO Value” shall be equal to (a) the Total Price to the Public divided by the percentage (stated as a decimal) that the number of shares of Newco Common sold pursuant to the IPO represents of the total number of shares of Newco Common to be outstanding immediately following the IPO, minus (b) the Primary Offering Proceeds. The “Primary Offering Proceeds” means the number of shares of Newco Common sold in the primary offering (which may be zero) in connection with the IPO, multiplied by the Per Share Price. “IPO” means an underwritten initial public offering of Newco Common. “Per Share Price” means, in connection with any IPO, the price set out or that would be set out on the cover page of a prospectus for such IPO under the caption “Price to Public” (or any similar caption) and opposite the caption “Per Share” (or any similar caption), less the per share allocation of the underwriting discounts and commissions and expenses incurred by the Company in connection with the IPO. “Total Price to the Public” means the Per Share Price multiplied by the number of shares of Newco Common sold pursuant to the IPO.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company’s Fully Diluted Ordinary Shares or in excess of 5% of the fully diluted capital stock of any Subsidiary of the Company (a “5% Owner”), or who is not an Affiliate of such a 5% Owner.

“Ordinary Shares” means the ordinary shares of the Company, par value €1.25 per ordinary share (or, after any reorganization or conversion transaction contemplated by Section 6, the ordinary common share capital of the Company).

“Parent Board” means the board of directors of the Parent.

“PECs” means the preferred equity certificates, par value €1.25 per certificate, issued by the Company, and, if applicable, any additional series of preferred equity certificates duly authorized and issued by the Company from time to time.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Pro Rata Share” means:

(a) for purposes of the “tag along” participation rights in Section 2(a) and 2(c), with respect to any Holder, the product of (i) the quotient determined by dividing the number of such class of Securities owned by such Holder by the aggregate number of such class of Securities owned by all Persons participating in such Transfer (including the Transferring Holder, and whether such Persons are participating pursuant to this Agreement or otherwise) and (ii) the number of such class of Securities to be sold in the proposed Transfer; and

(b) for purposes of the “piggyback” registration rights in Section 2(b), with respect to any Bain Holder or CCMPA Holder, the product of (i) the quotient determined by dividing the number of such class of Securities owned by such Holder by the aggregate number of such class of Securities owned by all Bain Holders and CCMPA Holders requesting to include Securities in such Piggyback Registration, and (ii) the number of such class of Securities to be included in such registration as referenced in the text of this Agreement to which the term Pro Rata Share refers;

(c) for purposes of the “drag-along” rights in Section 3, with respect to any CCMPA Holder, the product of (i) the quotient determined by dividing the number of such class of Securities owned by such CCMPA Holder by the aggregate number of such class of Securities owned by all Persons participating in such Approved Sale (including the Bain Holders, and whether such Persons are participating pursuant to this Agreement or otherwise) and (ii) the number of such class of Securities to be sold in the Approved Sale.

“Public Offering” means:

(a) with respect to the Company, any firm commitment underwritten sale of Ordinary Shares pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 or F-1 (or a successor or similar form adopted by the Securities and Exchange Commission or any securities commission of any foreign country), or the effective registration or listing or qualification on a major securities market in accordance with the laws of a jurisdiction outside the United States; provided that the following shall not be considered a Public Offering: (i) any issuance of Ordinary Shares as consideration or financing for a merger or acquisition that would qualify for registration on Form S-4 or F-4 or any successor or similar form used in the United States or any other country and (ii) any issuance of Ordinary Shares or rights to acquire Ordinary Shares to employees of the Company or its Subsidiaries as part of an incentive or compensation plan registered on Form S-8 or any successor or similar form used in the United States or any other country; and

(b) with respect to any Subsidiary of the Company, any firm commitment underwritten sale of such Subsidiary’s shares pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 or F-1 (or a successor or similar form adopted by the Securities and Exchange Commission or any securities commission of any foreign country), or the effective registration or listing or qualification on a major securities market in accordance with the laws of a jurisdiction outside the United States; provided that the following shall not be considered a Public Offering: (i) any issuance of such Subsidiary’s shares as consideration or financing for a merger or acquisition that would qualify for registration on Form S-4 or F-4 or any successor or similar form used in the United States or any other country and (ii) any issuance of such Subsidiary’s shares or rights to acquire such Subsidiary’s shares to employees of the Company or its Subsidiaries as part of an incentive or compensation plan registered on Form S-8 or any successor or similar form used in the United States or any other country.

“Public Sale” means any sale of Securities to the public pursuant to an offering registered under the Securities Act, or other registration or listing or qualification under the laws of a jurisdiction outside the United States, or to the public pursuant to the provisions of Rule 144 adopted under the Securities Act (or similar laws of a jurisdiction outside the United States), or pursuant to Rule 144A adopted under the Securities Act or any similar transfer through any exchange or inter-dealer quotation system that is exempt from registration under the Securities Act and applicable state and foreign securities laws.

“Securities” means (i) the Ordinary Shares, the CPECs, and the PECs, (ii) any securities of Dutchco distributed by the Company to the holders of the Company’s Securities (whether in liquidation of the Company, dividend or otherwise) and (iii) any other securities of a Subsidiary of the Company that are deemed to be Securities pursuant to Section 6(d).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission or any successor regulatory body.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

“Subsidiary” means with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

“Transfer” means any sale, pledge, assignment, encumbrance, or other transfer or disposition of any interest in any Securities to any other Person, whether directly, indirectly, voluntarily, involuntarily, or by operation of law, pursuant to judicial process, or otherwise.

“U.S. Company” means Sensata Technologies, Inc., a Delaware corporation.

“U.S. Company Board” means the board of directors of the U.S. Company.

10. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, Bain, and CCMPA. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

12. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

13. Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns, the Dutchco and its successors and permitted assigns, Parent and its successors and permitted assigns, the Bain Holders and any subsequent holders of Bain Securities and the respective successors and assigns of each of them so long as they hold Bain Securities, and the CCMPA Holders and any subsequent holders of CCMPA Securities and the respective successors and assigns of each of them so long as they hold CCMPA Securities.

14. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

15. Remedies; No Third Party Beneficiaries. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any holder of Securities shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Except as set forth herein, nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

16. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered, sent by telecopy (with receipt confirmed) on a Business Day during regular business hours of the recipient (or, if not, on the next succeeding Business Day) or two Business Days after sent by reputable overnight express courier (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:

To the Company:

Sensata Investment Company S.C.A.

5, Parc d’Activité Syrdall

L-5365 Munsbach

Luxembourg

Attention:	Mrs. Ailbhe Jennings

Telephone No.: 352-0-2615-7232

Facsimile No.: 352-0-2615-7222

with a copy (which shall not constitute notice) to Bain and to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:	Jeffrey C. Hammes, P.C.
Matthew E. Steinmetz, P.C.
Jeffrey W. Richards, P.C.

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

To the Dutchco:

Sensata Technologies Holding N.V.

c/o Sensata Technologies, Inc.

529 Pleasant Street

Attleboro, Massachusetts, 02703

Attention:	Chief Financial Officer

Telephone No.: (508) 236-3800

Facsimile No.: [            ]

with a copy (which shall not constitute notice) to Bain and to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:	Jeffrey C. Hammes, P.C.
Matthew E. Steinmetz, P.C.
Jeffrey W. Richards, P.C.

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

To Parent:

Sensata Management Company S.A.

5, Parc d’Activité Syrdall

L-5365 Munsbach

Luxembourg

Attention:	Mrs. Ailbhe Jennings

Telephone No.: 352-0-2615-7232

Facsimile No.: 352-0-2615-7222

with a copy (which shall not constitute notice) to Bain and to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:	Jeffrey C. Hammes, P.C.
Matthew E. Steinmetz, P.C.
Jeffrey W. Richards, P.C.

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

To Bain:

c/o Bain Capital Partners, LLC

745 Fifth Avenue

New York, New York 10151

Attention:	Paul Edgerley
Stephen M. Zide

Telephone No.: 212-326-9420

Facsimile No.: 212-421-2225

and, if to Bain Capital Fund VIII-E, L.P., to:

Bain Capital Fund VIII-E, L.P.

Devonshire House 6th floor, Mayfair Place

London, England W1J 8AJ

Attention:	Walid Sarkis

Telephone No.: 44 (20) 7514-5252

Facsimile No.: 44 (20) 7514-5250

and, if to any of Prospect Harbor Credit Partners, L.P., Sankaty Credit Opportunities, L.P., Sankaty Credit Opportunities II, L.P., and Sankaty High Yield Partners III, L.P., to:

c/o Sankaty Advisors, LLC

111 Huntington Avenue

Boston, MA 02119

Attention:	Jonathan Lavine

Telephone No.: 617-516-2000

Facsimile No.: 617-516-2010

and, if to Brookside Capital Partners Fund, L.P., to:

Brookside Capital Partners Fund, L.P.

c/o Brookside Capital, LLC

111 Huntington Avenue

Boston, MA 02119

Attention:	Domenic Ferrante

Telephone No.: 617-516-2000

Facsimile No.: 617-516-2010

and, in any event, with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:	Jeffrey C. Hammes, P.C.
Matthew E. Steinmetz, P.C.
Jeffrey W. Richards, P.C.

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

To AOF II or AOF Employee Fund:

c/o Walkers SPV Limited

PO Box 908 GT,

Walker House, Mary Street

George Town, Grand Cayman, Cayman Islands

Facsimile No.: 345-945-4757

with a copy (which shall not constitute notice) to:

Unitas Capital Equity Partners II, L.P.

30/F One International Finance Center

1 Harbour View Street

Central, Hong Kong

Attention: Official Notice Clerk

Facsimile No.: 852-2868-5551

and

O’Melveny & Myers LLP

Times Square Tower

7 Times Square

New York, New York 10036

Attention:	Douglas C. Freeman, Esq.

Telephone No.: 212-326-2000

Facsimile No.: 212-326-2061

or to such other Person as the recipient party has specified by prior written notice to the sending party.

17. Delivery by Facsimile. This Agreement and any signed agreement or instrument entered into in connection thereto or contemplated thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

18. Governing Law. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

19. Termination of Certain Provisions. This Agreement shall terminate and be of no further force and effect at such time as all Securities acquired by CCMPA and its Affiliates (other than Securities acquired pursuant to a Public Sale), and any equity securities issued or issuable directly or indirectly with respect to such Securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or upon conversion thereof, cease to constitute CCMPA Securities under the terms hereof.

20. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The parties agree that prior drafts of this Agreement shall be deemed not to provide any evidence as to the meaning of any provision hereof or the intent of the parties hereto with respect hereto.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this First Amended and Restated Securityholders Agreement as of the day and year first above written.

PARENT:

SENSATA MANAGEMENT COMPANY S.A.

By:
Name:
Its:

COMPANY:

SENSATA INVESTMENT COMPANY S.C.A.

By:	Sensata Management Company S.A.
Its:	Manager

By:
Name:
Its:

DUTCHCO:

SENSATA TECHNOLOGIES HOLDING N.V.

By:
Name:
Its:

Signature Page to the First Amended and Restated Securityholders Agreement

BAIN:

BAIN CAPITAL FUND VIII, L.P.

By:	Bain Capital Partners VIII, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:
BAIN CAPITAL VIII COINVESTMENT FUND, L.P.

By:	Bain Capital Partners VIII, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

BAIN CAPITAL FUND VIII-E, L.P.

By:	Bain Capital Partners VIII-E, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

Signature Page to the First Amended and Restated Securityholders Agreement

BAIN CAPITAL FUND IX, L.P.

By:	Bain Capital Partners IX, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

BAIN CAPITAL IX COINVESTMENT FUND, L.P.

By:	Bain Capital Partners IX, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By:
Name:
Its:

Signature Page to the First Amended and Restated Securityholders Agreement

PROSPECT HARBOR CREDIT PARTNERS, L.P.

By:
Name:
Its:

SANKATY CREDIT OPPORTUNITIES, L.P.

By:
Name:
Its:

SANKATY CREDIT OPPORTUNITIES II, L.P.

By:
Name:
Its:

SANKATY HIGH YIELD PARTNERS III, L.P.

By:
Name:
Its:

Signature Page to the First Amended and Restated Securityholders Agreement

BCIP ASSOCIATES III

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

BCIP ASSOCIATES III-B

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

BCIP TRUST ASSOCIATES III

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

BCIP TRUST ASSOCIATES III-B

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

Signature Page to the First Amended and Restated Securityholders Agreement

BCIP ASSOCIATES-G

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

AOF II:

ASIA OPPORTUNITY FUND II, L.P.

By:	Unitas Capital Equity Partners II, L.P.,
Its:	General Partner

By:	Liu Asia Equity Company II
Its:	General Partner

By:
Name:
Its:

AOF EMPLOYEE FUND:

AOF II EMPLOYEE CO-INVEST FUND, L.P.

By:	Unitas Capital Equity Partners II, L.P.,
Its:	General Partner

By:	Liu Asia Equity Company II
Its:	General Partner

By:
Name:
Its:

Signature Page to the First Amended and Restated Securityholders Agreement

Schedule of Holders

Investor	Series 1 PECs	CPECs	Ordinary Shares
Bain Holders:

Bain Capital Fund VIII, L.P.	108,963,504	30,558,675	174,621

Bain Capital VIII Coinvestment Fund, L.P.	33,609,888	9,425,850	53,862

Bain Capital Fund VIII-E, L.P.	50,911,536	14,278,075	81,589

Bain Capital Fund IX, L.P.	180,178,128	50,530,725	288,747

Bain Capital IX Coinvestment Fund, L.P.	12,218,544	3,426,675	19,581

Brookside Capital Partners Fund, L.P.	39,257,088	11,009,600	62,912

Prospect Harbor Credit Partners, L.P.	1,002,144	281,050	1,606

Sankaty Credit Opportunities, L.P.	1,002,144	281,050	1,606

Sankaty Credit Opportunities II, L.P.	2,755,584	772,800	4,416

Sankaty High Yield Partners III, L.P.	250,224	70,175	401

BCIP Associates III	9,640,800	2,703,750	15,450

BCIP Trust Associates III	1,925,040	539,875	3,085

BCIP Associates III-B	781,248	219,100	1,252

BCIP Trust Associates III-B	91,104	25,550	146

BCIP Associates-G	84,864	23,800	136

CCMPA Holders:

Asia Opportunity Fund II, L.P.	49,599,888	13,910,225	79,487

AOF II Employee Co-Invest Fund, L.P.	504,192	141,400	808